Exhibit 10.3

ADDENDUM dated as of July 1, 2009 (this “Addendum”), to the Credit Agreement dated as of June 27, 2008 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among INGERSOLL-RAND COMPANY, INGERSOLL-RAND COMPANY LIMITED, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIBANK, N.A., as Syndication Agent, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, BNP PARIBAS and WILLIAM STREET LLC, as Documentation Agents, and J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arrangers and Joint Bookrunners.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The definition of the term “Guarantors” in Section 1.1 of the Credit Agreement requires that certain Persons that guarantee Public Debt become Guarantors for purposes of the Credit Agreement. The undersigned Person (the “New Guarantor”) is executing this Addendum in accordance with the requirements of Section 9.16(j) of the Credit Agreement to become a Guarantor under the Credit Agreement.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with and pursuant to Section 9.16(j) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if the New Guarantor had executed the Credit Agreement as a Guarantor on the Effective Date, and the New Guarantor hereby agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Credit Agreement shall be deemed to include the New Guarantor. The Credit Agreement is hereby incorporated herein by reference. In addition, in accordance with Section 5.7 of the Credit Agreement, the New Guarantor hereby agrees to be bound by the terms of Sections 5.6 and 5.7 of the Credit Agreement as if it were a Borrower.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and each Bank that this Addendum has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Addendum shall become effective when the Administrative Agent shall have received a counterpart of this Addendum that bears the signature of the New Guarantor and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Addendum by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Addendum.

SECTION 4. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

SECTION 5. THIS ADDENDUM SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Addendum should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. The New Guarantor agrees to reimburse the Administrative Agent for its fees and expenses pursuant to Section 9.3 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Addendum as of the day and year first above written.

INGERSOLL-RAND INTERNATIONAL HOLDING LIMITED,

by	/s/ Patricia Nachtigal
Name: Patricia Nachtigal
Title: President

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

by	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

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